UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2015

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 11, 2015, Kohl’s Corporation (the “Company”) issued a press release reporting the appointment of Michelle Gass, who previously served as Chief Customer Officer, to the newly created principal officer position of Chief Merchandising & Customer Officer.

The Company also announced it has commenced an external search for a Chief Operating Officer, a newly created principal officer position.

The Company also reported the promotion of Wesley S. McDonald, who previously served as Senior Executive Vice President, Chief Financial Officer, to the newly created principal officer position of Chief Financial Officer and the promotion of Richard D. Schepp, who previously served as Senior Executive Vice President, Human Resources, General Counsel and Secretary, to the newly created principal officer position of Chief Administrative Officer.

The executives will hold the management responsibilities as described in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No. Description

99.1  Press Release dated June 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 11, 2015

KOHL’S CORPORATION

By:   /s/ Richard D. Schepp

Richard D. Schepp

Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 11, 2015